UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 2

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 8, 2003

DRUGSTORE.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26137	04-3416255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13920 SE Eastgate Way, Suite 300, Bellevue, Washington	98005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(425) 372-3200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A amends Item 7 of the Current Report on Form 8-K of drugstore.com, inc. (the “Company”), filed on December 23, 2003 and first amended on February 20, 2004, and relates to the Company’s acquisition on December 8, 2003 of International Vision Direct Corp., a privately held Delaware corporation (“Vision Direct”), pursuant to a Stock Purchase Agreement dated as of November 2, 2003, by and among the Company, Vision Direct and the stockholders, optionholders and warrantholders of Vision Direct. The purpose of this Amendment No. 2 is to provide a pro forma combined condensed consolidated statement of operations for the twelve months ended December 28, 2003.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of business acquired

Audited financial statements required by this Item 9.01 for Vision Direct, as of and for the years ended December 31, 2002 and 2001, are included in the Form 8-K/A filed on February 20, 2004 and are incorporated herein by reference.

(b)	Pro forma financial information

The following pro forma financial information (unaudited) is filed with this current report:

•	Pro Forma Combined Condensed Consolidated Statement of Operations for the fiscal year ended December 28, 2003 (unaudited)

•	Notes to Pro Forma Combined Condensed Consolidated Statement of Operations for the fiscal year ended December 28, 2003 (unaudited)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRUGSTORE.COM, INC. (Registrant)

By:	/s/ ROBERT A. BARTON
Robert A. Barton Vice President, Acting Chief Executive Officer, Chief Financial Officer, and Treasurer

Date: October 8, 2004

DRUGSTORE.COM, INC.

UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF

OPERATIONS FOR THE FISCAL YEAR ENDED DECEMBER 28, 2003

The following unaudited pro forma combined condensed consolidated statement of operations and notes to the pro forma combined condensed consolidated statement of operations give effect to the acquisition of International Vision Direct Corp. (“Vision Direct”) by drugstore.com, inc. (“drugstore.com”) on December 8, 2003. The Vision Direct acquisition was accounted for under the purchase method of accounting in accordance with Statement of Financial Accounting Standards (“SFAS”) 141, “Business Combinations.” Under the purchase method of accounting, the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values.

The unaudited pro forma combined condensed consolidated statement of operations reflects the results of operations of drugstore.com and Vision Direct for the twelve months ended December 28, 2003 as if the Vision Direct acquisition had occurred on December 30, 2002.

The unaudited pro forma combined condensed consolidated statement of operations and notes to the pro forma combined condensed consolidated statement of operations are presented for illustrative purposes only and are not necessarily indicative of the combined condensed consolidated financial results of operations in future periods or the results that actually would have been realized had drugstore.com and Vision Direct been a combined company during the specified period. The unaudited pro forma combined condensed consolidated statement of operations, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of drugstore.com, included in its Annual Report on Form 10-K for the year ended December 28, 2003 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 30, 2003, June 29, 2003 and September 28, 2003.

DRUGSTORE.COM, INC.

UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF

OPERATIONS FOR THE FISCAL YEAR ENDED DECEMBER 28, 2003

	drugstore.com	Vision Direct through 12/8/2003	Pro Forma Adjustments	Note Reference	Pro Forma Combined
Net sales	$245,733	$44,948			$290,681
Costs and expenses:
Cost of sales	195,501	32,729			228,230
Fulfillment and order processing	28,888	4,900			33,788
Marketing and sales	17,482	6,687			24,169
Technology and content	8,283	632			8,915
General and administrative	11,111	1,026			12,137
Amortization of intangible assets	1,725	204	2,502	A	4,431
Stock-based compensation	2,014				2,014

Total costs and expenses	265,004	46,178	2,502		313,684

Operating loss	(19,271)	(1,230)	(2,502)		(23,003)
Interest income, net	622	8	(107)	B	523

Net loss before taxes	(18,649)	(1,222)	(2,609)		(22,480)
Benefit for income taxes		154	(154)	C	0

Net loss	$(18,649)	$(1,068)	$(2,763)		$(22,480)

Basic and diluted loss per share	$(0.27)				$(0.30)

Weighted average shares outstanding used to compute basic and diluted loss per share	69,148,872			D	75,979,462

DRUGSTORE.COM, INC.

NOTES TO THE UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED

STATEMENT OF OPERATIONS FOR THE FISCAL YEAR ENDED DECEMBER 28, 2003

BASIS OF PRESENTATION

The pro forma combined condensed consolidated statement of operations reflects the issuance of 6,830,590 shares of drugstore.com common stock, par value $.0001 per share (“drugstore.com Common Stock”) and a payment of $10 million in cash in connection with the acquisition of Vision Direct. The acquisition was accounted for under the purchase method of accounting in accordance with SFAS 141, “Business Combinations.” Under the purchase method of accounting, the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values.

PRO FORMA ADJUSTMENTS

A.	To record the amortization of identified intangible assets, other than goodwill. The other purchased intangible assets are being amortized on a straight-line basis over approximately 3 years. For the Vision Direct acquisition the intangibles were approximately $11.3 million.

B.	To record the interest income forgone as a result of using $10 million in cash for the acquisition of Vision Direct. drugstore.com’s effective interest rate was 1.07% for the twelve months ended December 28, 2003.

C.	To eliminate the U.S. federal income tax benefit recorded by Vision Direct due to the U.S. federal tax losses incurred by drugstore.com during the same period.

D.	To reflect the issuance of drugstore.com Common Stock issued in connection with the Vision Direct acquisition, excluding drugstore.com Common Stock held in escrow, assumed outstanding at the beginning of the period.

PRO FORMA NET LOSS PER SHARE

Basic pro forma earnings per share is computed using the weighted average number of shares of drugstore.com Common Stock outstanding during the period plus shares of drugstore.com Common Stock issued in connection with the Vision Direct acquisition, excluding drugstore.com Common Stock held in escrow. Diluted pro forma earnings per share is computed using the weighted average number of common and common equivalent shares outstanding during the period plus shares of drugstore.com Common Stock issued in connection with the Vision Direct acquisition, excluding drugstore.com Common Stock held in escrow. Common equivalent shares are excluded from the computation if their effect is antidilutive. drugstore.com Common Stock issued in connection with the Vision Direct acquisition is assumed outstanding at the beginning of the period.

CONFORMING AND RECLASSIFICATION ADJUSTMENTS

There were no material adjustments required to conform the accounting policies of drugstore.com and Vision Direct. Certain amounts have been reclassified to conform to drugstore.com’s financial statement presentation. There were no intercompany transactions.